SUMMARY PROSPECTUS

Royce Low-Priced Stock Fund

MAY 1, 2013 Investment Class Symbol: RLPHX | Service Class Symbol: RYLPX | Institutional Class Symbol: RLPIX

Before you invest, please review the Fund’s Statutory Prospectus and Statement of Additional Information dated May 1, 2013 and January 15, 2014, respectively. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund’s Statutory Prospectus, Statement of Additional Information, and other information about the Fund are available online at www.roycefunds.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www.roycefunds.com/contact, or by contacting your financial intermediary.

www.roycefunds.com

SUMMARY PROSPECTUS

Royce Low-Priced Stock Fund

MAY 1, 2013 Investment Class Symbol: RLPHX | Service Class Symbol: RYLPX | Institutional Class Symbol: RLPIX

Investment Goal
Royce Low-Priced Stock Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class	Institutional Class

Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%

Maximum deferred sales charge	0.00%	0.00%	0.00%

Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%

Redemption fee (as a percentage of amount redeemed on shares held for less than 180 days)	1.00%	1.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.13%	1.13%	1.13%
Distribution (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.13%	0.19%	0.07%
Acquired fund fees and expenses	0.01%	0.01%	0.01%

Total annual Fund operating expenses	1.27%	1.58%	1.21%

Fee waivers and/or expense reimbursements	(0.02)%	(0.08)%	0.00%

Total annual Fund operating expenses after fee waivers
and/or expense reimbursements	1.25%	1.50%	1.21%

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment and Service Classes’ net annual operating expenses, other than acquired fund fees and expenses, at or below 1.24% and 1.49%, respectively, through April 30, 2014.

Total annual Fund operating expenses may differ from the expense ratio in the Fund’s Financial Highlights because the highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Investment and Service Classes in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Investment Class	Service Class	Institutional Class

1 Year	$127	$153	$123

3 Years	$401	$491	$384

5 Years	$695	$853	$665

10 Years	$1,532	$1,872	$1,466

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Royce Low-Priced Stock Fund

Principal Investment Strategy
 Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the low-priced equity securities of small-cap and micro-cap companies. We define as low-priced those companies whose average cost per share in the Fund’s portfolio is less than $25. Institutional investors generally do not make very low-priced equities (those trading at $10 or less per share) an area of their focus, and they may receive only limited broker research coverage. These conditions create opportunities to find securities with what Royce believes are strong financial characteristics trading significantly below its estimate of their current worth.
     Normally, the Fund invests at least 80% of its net assets in low-priced equity securities. At least 65% of these securities will be issued by small-cap and micro-cap companies, those with market capitalizations up to $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 35% of its net assets in foreign securities. While the Fund anticipates that its investment in foreign securities will generally be in securities of companies that are headquartered in “developed countries,” the Fund may also invest up to 10% of its net assets in the securities of companies that are headquartered in “developing countries.” Developing countries, sometimes also referred to as emerging markets countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (as defined in the Fund’s Statement of Additional Information).
    In selecting securities for the Fund, Royce uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic, or other country-specific factors. The Fund may invest in other investment companies that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors
 As with any mutual fund that invests in common stocks, Royce Low-Priced Stock Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.
     The prices of low-priced small-cap and micro-cap securities are generally even more volatile and their markets are even less liquid than for securities with higher share prices or securities of larger-cap companies. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in higher-priced smaller companies, larger-cap companies or other asset classes. Some issuers of low-priced securities may be financially distressed or involved in bankruptcy, liquidation, reorganization or recapitalization proceedings. Specifically because of their lower prices relative to other companies, low-priced stocks may be subject to even more abrupt or erratic market movements.
     Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. These risks may be heightened for developing markets securities. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
     Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. To the extent the Fund overweights a single market sector or industry relative to its benchmark index, its performance may be tied more directly to the success or failure of a relatively smaller or less well-diversified group of portfolio holdings.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
 The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Service Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000 Index, the Fund’s benchmark index. The Institutional Class commenced operations on January 3, 2006, and the Investment Class commenced operations on March 15, 2007. Performance information prior to these dates is for the Service Class. The returns differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities.
    The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income

2 | The Royce Fund Summary Prospectus 2013

Royce Low-Priced Stock Fund

or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

CALENDAR YEAR TOTAL RETURNS in Percentages (%)
Service Class

During the period shown in the bar chart, the highest return for a calendar quarter was 26.63% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -25.89% (quarter ended 12/31/08).

ANNUALIZED TOTAL RETURNS (12/31/12)

	1 Year	5 Year	10 Year

Service Class
Return Before Taxes	4.48%	2.90%	9.69%
Return After Taxes on Distributions	3.31	2.28	8.71
Return After Taxes on Distributions and Sale of Fund Shares	4.39	2.43	8.44

Institutional Class
Return Before Taxes	4.81	3.20	9.91

Investment Class
Return Before Taxes	4.79	3.19	9.86

Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	16.35	3.56	9.72

Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. W. Whitney George, Co-Chief Investment Officer, Managing Director and Portfolio Manager of Royce, manages the Fund, assisted by James A. (Chip) Skinner III, David A. Nadel, and James Stoeffel. Mr. George has managed the Fund since 2000. Mr. Skinner has served as the Fund’s assistant portfolio manager since 2004. Messrs. Nadel and Stoeffel became assistant portfolio managers in 2013.

How to Purchase and Sell Fund Shares
 Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

Account Type	Minimum

Regular Account-Investment Class	$100,000

Regular Account-Service Class	$2,000

IRA-Investment Class	$100,000

IRA-Service Class	$1,000

Automatic Investment or Direct Deposit Plan Accounts Investment Class	$100,000

Automatic Investment or Direct Deposit Plan Accounts Service Class	$1,000

401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

     The minimum initial investment for Institutional Class shares is $1,000,000. However, for employer-sponsored Retirement Plans with plan level or omnibus accounts held on the books of the Fund, there is no minimum initial investment requirement.
     Retirement Plans include 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans, and other similar employer-sponsored retirement plans and rollover accounts from such plans to individual retirement vehicles, such as Traditional and Roth IRAs. Retirement Plans do not include individual retirement vehicles, such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodian accounts, Keogh plans, or Section 529 college savings accounts. The exception to the minimum initial investment does not apply to retail non-retirement accounts, SEPs, SARSEPs, or SIMPLE IRAs.
     You may sell shares in your account at any time and make requests online, by telephone, and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary.

Tax Information
 The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation
 If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Summary Prospectus 2013 | 3

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.roycefunds.com/literature.

Text only versions of the Funds’ prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com	RLP-ISI-0114